United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2003

(Date of earliest event reported)

PHOENIX GOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-25866	93-1066325
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification Number)

9300 NORTH DECATUR STREET, PORTLAND, OREGON		97203
(Address of principal executive offices)		(Zip code)

(503) 286-9300

(Registrant’s telephone number, including area code)

PHOENIX GOLD INTERNATIONAL, INC.

Form 8-K

July 23, 2003

INDEX

Item 7.	Financial Statements and Exhibits

Item 9.	Regulation FD Disclosure

SIGNATURES

INDEX TO EXHIBITS

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is being filed herewith:

	99.1	Text of Press Release, dated July 23, 2003, titled “Phoenix Gold Reports Third Quarter Earnings,” together with related Balance Sheets and Statements of Operations

Item 9.	Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, Phoenix Gold International, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its third fiscal quarter ended June 30, 2003.  The full text of the press release, together with the Balance Sheet and Statement of Operations, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX GOLD INTERNATIONAL, INC.

/s/ Joseph K. O’Brien
Joseph K. O’Brien
Vice President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: July 24, 2003

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated July 23, 2003 of Phoenix Gold International, Inc.